================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             BELL MICROPRODUCTS INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        California                                           94-3057566
  ------------------------                             ----------------------
   (State or Other Juris-                                 (I.R.S. Employer
  diction of Incorporation                             Identification Number)
     or Organization)

                              1941 Ringwood Avenue
                           San Jose, California 95131
              ----------------------------------------------------
              (Address of Principal Executive Office and Zip Code)



                     BELL MICROPRODUCTS INC. 1998 STOCK PLAN
              BELL MICROPRODUCTS INC. EMPLOYEE STOCK PURCHASE PLAN
              ----------------------------------------------------
                            (Full Title of the Plan)

                                 W. Donald Bell
                      President and Chief Executive Officer
                             Bell Microproducts Inc.
                              1941 Ringwood Avenue
                           San Jose, California 95131
                                 (408) 451-9400
 -------------------------------------------------------------------------------
 (Name, Address and Telephone Number, Including Area Code, of Agent for Service)


                                   Copies to:
                              Melodie R. Rose, Esq.
                            Fredrikson & Byron, P.A.
                            1100 International Centre
                          Minneapolis, Minnesota 55402



                         CALCULATION OF REGISTRATION FEE

======================== ====================== ====================== ====================== ======================
                                                                             PROPOSED
                                                  PROPOSED MAXIMUM            MAXIMUM
  TITLE OF SECURITIES        AMOUNT TO BE          OFFERING PRICE            AGGREGATE              AMOUNT OF
   TO BE REGISTERED          REGISTERED(1)          PER SHARE(2)         OFFERING PRICE(2)      REGISTRATION FEE
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
  Options to Purchase
Common Stock under the
         Plans                Indefinite               $ 0.00                 $ 0.00                 $ 0.00

 Common Stock issuable
   upon exercise of
 options granted under
     the 1998 Plan          600,000 shares              $9.25               $5,550,000               $1,388

 Common Stock issuable
   upon exercise of
 options granted under
    Employee Stock
     Purchase Plan          633,498 shares              $9.25               $5,859,857               $1,465
                                                                                                     ------
        TOTAL:                                                                                       $2,853
======================== ====================== ====================== ====================== ======================

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein and any additional securities which may become issuable pursuant to anti-dilution provisions of the plans.

(2) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee and based upon the average of the high and low prices of the Registrant's Common Stock on October 25, 2001.


================================================================================

     The purpose of this Registration Statement is to register additional shares for issuance under the Registrant's 1998 Stock Plan and Employee Stock Purchase Plan. The contents of the Registrant's Registration Statements on Form S-8, Reg. Nos. 33-66580, 33-83398, 33-95968, 333-58053, 333-10837 and 333-51724, are
incorporated herein by reference.




                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and State of California, on the 1st day of August, 2001.


                                       BELL MICROPRODUCTS INC.
                                       (the "Registrant")



                                       By /s/ W. D. Bell
                                          --------------------------------------
                                          W. Donald Bell
                                          President and Chief Executive Officer




     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




                               (Power of Attorney)


     Each of the undersigned constitutes and appoints W. Donald Bell and Benedictus Borsboom his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement of Bell Microproducts Inc. relating to the Company's 1998 Stock Plan and Employee Stock Purchase Plan and any or all amendments or post-effective amendments to the Form S-8 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                                   Title                             Date
         ---------                                   -----                             ----
/s/ W. D. Bell                              President, Chief Executive            August 1, 2001
------------------------------------        and Director (principal
    W. Donald Bell                          executive officer)

/s/ Benedictus Borsboom                     Executive Vice President and           July 27, 2001
------------------------------------        Chief Financial Officer
    Benedictus Borsboom                     (principal financial and
                                            accounting officer)

                                            Director                                      , 2001
------------------------------------                                              -------
    Gordon A. Campbell


/s/ Eugene B. Chaiken                       Director                              August 1, 2001
------------------------------------
    Eugene B. Chaiken


/s/ Edward L. Gelbach                       Director                              August 1, 2001
------------------------------------
    Edward L. Gelbach


/s/ James E. Ouseley                        Director                              August 1, 2001
------------------------------------
    James E. Ousley


                                            Director                                      , 2001
------------------------------------                                              -------
    Glenn E. Penisten





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




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                             Bell Microproducts Inc.


                         Form S-8 Registration Statement



                                  EXHIBIT INDEX

Exhibit
Number            Exhibit Description
-------           -------------------
 5                Opinion and Consent of counsel re securities under the Plans
23.1              Consent of counsel (See Exhibit 5)
23.2              Consent of independent accountants
24                Power of attorney (See Signature Page)









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